                                                                   EXHIBIT 10.10

                                    AMENDMENT
                          EFFECTIVE SEPTEMBER 25, 1998
                                       TO
                             ORIGINAL LOAN AGREEMENT
                                      AMONG
                                NATIONSBANK, N.A.
        (SUCCESSOR BY MERGER TO THE BOATMEN'S NATIONAL BANK OF ST. LOUIS)
                                       AND
                                 LABARGE, INC.,
                             LABARGE/STC, INC., AND
                             LABARGE WIRELESS, INC.


An AMENDMENT to LOAN AGREEMENT (this "Amendment") by and among LABARGE, INC., LABARGE/STC, INC., and LABARGE WIRELESS, INC.(collectively and separately, "Borrower") and NATIONSBANK, N.A. (successor by merger to The Boatmen's National Bank of St. Louis) ("Bank").

                                    RECITALS:

A. Borrower and Bank are parties to that certain Loan Agreement dated as of June 25, 1996, as amended prior to the effective date hereof (the "Original Loan Agreement").

B. Borrower has requested that Bank reduce the Revolving Commitment and increase the Term Commitment under the Original Loan Agreement and make certain other changes to the provisions of the Original Loan Agreement. Bank is willing to do so subject to, and in reliance upon, the terms and conditions contained herein.



Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Bank hereby amend the Original Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Loan Agreement.

2. EFFECTIVE DATE; UP-FRONT FEE. This Amendment shall become effective as of September 25, 1998, (the "Effective Date") provided that Borrower has paid to Lender an up-front fee of $13,750 in consideration of the increase in the Term Commitment provided by this Amendment and has delivered to Lender an amended and restated Revolving Note in the form of Exhibit A hereto and an amended and restated Term Note in the form of Exhibit B hereto.

3.    AMENDMENTS TO ORIGINAL LOAN AGREEMENT.

      3.1. REDUCTION IN REVOLVING LOAN COMMITMENT. Section 3.1.1 of the Original Loan Agreement is amended to read in its entirety as follows:

      "Subject to the limitations in Section 3.1.2 and elsewhere herein, Lender commits to make available from the Effective Date to the Maturity Date, a revolving credit facility of $15,000,000, or such lesser Dollar amount to which it may have been changed as provided herein, available as Revolving Advances made from time to time as provided herein. Subject to the limitations in Section 3.1.2 and elsewhere herein, payments and prepayments that are applied to reduce the Revolving Loans may be reborrowed. Borrower may reduce the Revolving Commitment in whole multiples of $1,000,000 at any time and from time to time, but only if (i) Borrower gives Lender written notice of Borrower's intention to make such reduction at least one Business Day prior to the effective date of the reduction, and (ii) Borrower makes on the effective date of the reduction any payment on the Revolving Loan required under Section 7.3 as a consequence of the reduction. Any such reduction of the Revolving Commitment shall be permanent."

      3.2. INCREASE IN TERM LOAN COMMITMENT. Section 3.2.1 of the Original Loan Agreement is amended by replacing the amount of $4,000,000 with the amount of $11,000,000.

      3.3. EXTENSION OF MATURITIES; SCHEDULED PAYMENTS. Sections 6.1 and 6.3 of the Original Loan Agreement are amended to read in their entirety as follows:

      "        6.1.   MATURITY DATES. Borrower shall repay the Revolving Loan
      and all unpaid accrued interest thereon on February 1, 2001. Borrower shall repay the Term Loan and all unpaid accrued interest thereon on September 15, 2005."

      "        6.3.   PRINCIPAL PAYMENTS ON TERM LOAN BEFORE MATURITY DATE.
      Borrower shall make consecutive quarterly installment payments of principal on the Term Loan on December 31, 1998, and on the last day of each calendar quarter thereafter until the Maturity Date. The amount of each principal installment shall be $392,857."

      3.4. CBR DECREMENTS AND LIBOR INCREMENTS. Section 4.3 of the Loan Agreement is amended by deleting the table therein and replacing it with the following table:

---------------------------------------------------------------------------------------------
If the ratio of Funded Debt                The LIBOR Increment           the CBR Decrement
to EBITDA is:                                        shall be:                   shall be:
---------------------------------------------------------------------------------------------
                                          for each       for the      for each       For the
                                         Revolving     Term Loan     Revolving     Term Loan
                                              Loan                        Loan
------------------------------------ -------------- ------------- ------------- -------------
Greater  than or  equal  to 2.50 to          2.50%        2.825%        -0.00%       +0.125%
1.00
------------------------------------ -------------- ------------- ------------- -------------
Less than 2.50 to 1.00 and  greater          2.00%        2.125%        -0.25%       -0.125%
than or equal to 2.00 to 1.00
------------------------------------ -------------- ------------- ------------- -------------
Less than 2.00 to 1.00 and  greater          1.75%        1.875%        -0.50%       -0.375%
than or equal to 1.75 to 1.00
------------------------------------ -------------- ------------- ------------- -------------
Less than 1.75 to 1.00 and  greater          1.25%        1.375%        -1.00%       -0.625%
than or equal to 1.50 to 1.00
------------------------------------ -------------- ------------- ------------- -------------
Less than 1.50 to 1.00 and  greater          1.00%        1.125%        -1.25%       -0.875%
than or equal to 1.25 to 1.00
------------------------------------ -------------- ------------- ------------- -------------
Less than 1.25 to 1.00                       0.75%        0.875%        -1.50%       -1.125%
------------------------------------ -------------- ------------- ------------- -------------

      3.5. PERMITTED INDEBTEDNESS. A new section 15.2.6 is added to the Original Loan Agreement as follows:

      "15.2.6. The Indebtedness of Borrower to the Arkansas Development Finance Authority with respect to the expansion of Borrower's plant in Berryville, Arkansas."

      3.6. CERTAIN DEFINITIONS. The definitions of "Fixed Charges" and "Interest" in Section 16.1 of the Original Loan Agreement are amended to read in their entirety as follows:

      "Fixed Charges" means, for any period of calculation, the sum of (i) interest expense, (ii) the sum of all scheduled principal payments on any Indebtedness of Borrower (including the Loans, (iii) federal, state and local income tax expense, (iv) Capital Expenditures, (v) dividends paid, and (vi) current maturities of long term Indebtedness."

      "Interest Expense" means, for any period of calculation, all interest on Indebtedness properly accrued as a liability during such period."

      3.7. CAPITAL EXPENDITURES. Section 16.2 of the Original Loan Agreement is amended to read in its entirety as follows:

      "Borrower shall not make Capital Expenditures (including the Capital Expenditure Equivalent of Capital Leases entered into) that in the aggregate exceed $3,000,000 in any one fiscal year of Borrower. The "Capital Expenditure Equivalent" of a Capital Lease entered into in any fiscal year of Borrower shall be the amount which would have been the aggregate cost of the property leased if it had been purchased instead."

      3.8. USE OF PROCEEDS. Section 14.1 of the Original Loan Agreement is amended to read in its entirety as follows:

      "All proceeds of the Loans shall be used by Borrower solely for working capital and capital expenditures related to Borrower's business and for Borrower's general corporate purposes; provided, however, that no more than $5,000,000 of the total proceeds of the Loans may be used other than for working capital and general corporate purposes."

      3.9. DEFINITIONS. The definition of Maturity Date in Exhibit 2.1 to the Original Loan Agreement (Glossary and Index of Defined Terms) is amended to read in its entirety as follows:

      "'Maturity Date: for each Revolving Loan and the Term Loan, the respective dates specified in Section 6.1 as the dates when they are payable in full with unpaid accrued interest."

4. ADDITIONAL TERM LOAN ADVANCE. The Interest Period for the Term Loan shall expire automatically on the Effective Date, and Borrower shall not be obligated to make any payment to Lender under Section 4.10 of the Original Loan Agreement as a consequence thereof. Lender will make a single additional Term Advance on the Effective Date in the amount of the difference between the amount of the Term Loan on the Effective Date and the amount of the Term Loan Commitment as amended hereby. A Borrowing Officer shall designate whether the Term Loan upon the making of the Term Advance is to be subject to LIBOR Accrual or Alternate Base Rate Accrual and shall specify the Interest Period therefor if it is to be subject to LIBOR Accrual.

5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Bank as of the date hereof that (i) this Amendment has been duly authorized by Borrower's Board of Directors, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (iv) the representations and warranties in the Original Loan Agreement are true and correct and have been true and correct at all times since the Effective Date, and (v) there exists no Default or Event of Default under the Original Loan Agreement, as amended by this Amendment. Borrower further represents and warrants to Lender that (1) Borrower has (i) begun analyzing the operations of Borrower and its subsidiaries and affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999) and; (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects; (2) Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower; and (3) Borrower reasonably believes any suppliers and vendors that are material to the operations of Borrower or its subsidiaries and affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

6. YEAR 2000 COVENANT. Borrower covenants and agrees to promptly notify Bank in the event Borrower determines that any computer application which is material to the operations of Borrower, its subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

7. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the Original Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Original Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the security interests of Bank under the Security Documents. Each reference in the Original Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Original Loan Agreement as amended by this Amendment.

8. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby, the Original Loan Agreement remains in full force and effect, (ii) the Original Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrower has no defenses to its obligations under the Original Loan Agreement as amended hereby and the other Loan Documents, and (iv) Borrower has no claim against Bank arising from or in connection with the Original Loan Agreement or the other Loan Documents.

9. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

9. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

10. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

11. INCORPORATION BY REFERENCE. Bank and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

12.   STATUTORY NOTICE. The following notice is given pursuant to Section
432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

      ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND BANK HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND BANK WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the Effective Date hereof.



LABARGE/STC, INC.                            LABARGE WIRELESS, INC.
by its VP-Secretary                          by its  VP-Secretary

/s/ William J. Maender                       /s/ William J. Maender
--------------------------                   --------------------------


Notice Address:                              Notice Address:
C/O LaBarge, Inc.                            C/O LaBarge, Inc.
9900A Clayton Road                           9900A Clayton Road
St. Louis, MO  63124                         St. Louis, MO  63124
Attn:    William J. Maender                  Attn:    William J. Maender
FAX # 812-9438                               FAX # 812-9438
TEL # 997-0800                               TEL # 997-0800

LABARGE, INC.                                NATIONSBANK, N.A.
by its VP-Finance & Secretary                by its Vice President


/s/ William J. Maender                       /s/ Jeffrey S. Potts
--------------------------                   --------------------------
                                                  Jeffrey S. Potts

Notice Address:                              Notice Address:
LaBarge, Inc.                                800 Market Street
9900A Clayton Road                           Mail Code MO1800-12-01
St. Louis, MO  63124                         St. Louis, MO  63101
Attn:    William J. Maender                  Attn:    Jeffrey S. Potts
FAX # 812-9438
TEL # 997-0800                               FAX # 466-6744
                                             TEL # 466-6061

                                    EXHIBIT A

                   FORM OF AMENDED AND RESTATED REVOLVING NOTE


                       AMENDED AND RESTATED REVOLVING NOTE

$15,000,000.00                                               St. Louis, Missouri
                                                              September 25, 1998

      For value received, LABARGE, INC., a Delaware corporation ("LaBarge"), LABARGE/STC, INC., a Texas corporation ("LSTC"), and LABARGE WIRELESS, INC., a Missouri corporation ("LWI") (LaBarge, LSTC, and LWI are referred to both individually and collectively herein as "Borrower"), promise, jointly and severally, to pay to the order of NATIONSBANK, N.A. (successor by merger to The Boatmen's National Bank Of St. Louis) ("Lender") the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00) or such lesser aggregate unpaid principal amount as shall be outstanding under this Revolving Note (this "Note"), plus all interest accrued thereon, on the Maturity Date.

      Borrower further promises to pay interest from the date hereof on the balance of said principal from time to time outstanding at a per annum rate or rates determined pursuant to the Loan Agreement (defined below). Upon the occurrence of any Event of Default as defined in the Loan Agreement, or at the option of Lender upon the occurrence of a Default as defined in the Loan Agreement, all outstanding principal and, to the extent permitted by law, accrued interest in respect of this Note and all other amounts owing hereunder shall bear interest, payable on demand, at the Default Rate set forth in the Loan Agreement. In addition, such default rate of interest shall apply after Maturity, whether by acceleration or otherwise. All such interest shall be computed on the basis of a year deemed to consist of 360 days and paid for the actual number of days elapsed. Interest shall be payable on such dates as are provided under the Loan Agreement.

      Both principal and interest are payable in Dollars to Lender at its office at 800 Market Street, St. Louis, Missouri 63101 (Attention: Jeffrey S. Potts).

      This Note is the Revolving Note referred to in, and is issued under the terms of, and pursuant to the provisions of, that certain Loan Agreement dated as of even date herewith, between Lender and Borrower (as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the same meanings as given them in the Loan Agreement.

      This Note is secured by the Collateral described in the Loan Documents, executed from time to time by Borrower in favor of Lender as set forth in the Loan Agreement and reference to the Loan Documents and the Loan Agreement is made for a statement of the rights of the Lender with respect to such Collateral.

      Borrower shall prepay the principal amount of this Note to the extent provided in the Loan Agreement. Borrower may prepay the principal amount of this Note to the extent and upon the conditions provided in the Loan Agreement.

      The date and amount of all disbursements and receipts representing principal and receipts of interest by Lender with respect to the Revolving Loan shall be recorded by Lender in the records it maintains with respect thereto. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligations of Borrower under this Note to repay the principal amount advanced hereunder together with all interest accruing thereon. Such record as maintained by Lender shall constitute prima facie evidence of the amount outstanding under this Note.

      Reference is made to the Loan Agreement for provisions regarding the acceleration of the maturity hereof on the occurrence of any Event of Default, which provisions are incorporated herein by this reference.

      If Borrower sells, assigns, transfers or conveys all or any part of the Real Property Collateral or any interest therein without the prior written consent of Lender as required by the Loan Agreement, all outstanding principal and accrued interest under this Note shall become immediately due and payable.

      If any payment required under this Note or the Loan Agreement is not made when due, or upon any other Event of Default, Borrower shall pay all costs of collection on this Note, including but not limited to court costs and reasonable attorneys fees and actual expenses of such attorneys, whether or not litigation is commenced, including representation of Lender in connection with any bankruptcy or insolvency proceeding of Borrower.

      Demand for payment, protest, notice of dishonor, and all other notices and demands under this Note and any and all lack of diligence in the enforcement of this Note are hereby waived by all who are or shall become parties to this Note and the same hereby assent to each and every extension or postponement of the time of payment, at or after demand, or other indulgence, and hereby waive any and all notice thereof. Every such party by becoming a party to this Note further waives any and all defenses which such party may have based on suretyship or impairment of collateral with respect to this Note.

      No amendment, modification or waiver of any provision of this Note, nor consent to any departure by Borrower herefrom, shall be effective unless the same shall be in writing signed by an authorized officer of Lender, and then only in the specific instance and for the purpose for which given. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right under this Note preclude any other or further exercise thereof, or the exercise of any other right. Each and every right granted to Lender under this Note or allowed to it at law or in equity shall be deemed cumulative and such remedies may be exercised from time to time concurrently or consecutively at Lender's option.

      All notices required to be given or which may be given in connection with this Note shall be given in the manner required for notices under the Loan Agreement.

      This Note is governed by and shall be interpreted in accordance with the laws of the State of Missouri, without regard to choice or conflict of laws rules.

      This Note is an amendment and restatement of the revolving note from Borrower to The Boatmen's National Bank of St. Louis dated as of June 25, 1996.

                            [SIGNATURE PAGE FOLLOWS]

LABARGE/STC, INC.                         LABARGE WIRELESS, INC.
by its ____________________________       by its ____________________________


___________________________________       ___________________________________


Notice Address:                           Notice Address:
C/O LaBarge, Inc.                         C/O LaBarge, Inc.
9900A Clayton Road                        9900A Clayton Road
St. Louis, MO  63124                      St. Louis, MO  63124
Attn:    William J. Maender               Attn:    William J. Maender
FAX # 812-9438                            FAX # 812-9438
TEL # 997-0800                            TEL # 997-0800

                                          LABARGE WIRELESS, INC.
                                          by its ____________________________


                                          ___________________________________


                                          Notice Address:
                                          LaBarge, Inc.
                                          9900A Clayton Road
                                          St. Louis, MO  63124
                                          Attn:    William J. Maender
                                          FAX # 812-9438
                                          TEL # 997-0800

                                    EXHIBIT B

                     FORM OF AMENDED AND RESTATED TERM NOTE


                         AMENDED AND RESTATED TERM NOTE

$11,000,000.00                                               St. Louis, Missouri
                                                              September 25, 1998

      For value received, LABARGE, INC., a Delaware corporation ("LaBarge"), LABARGE/STC, INC., a Texas Corporation ("LSTC"), and LABARGE WIRELESS, INC., a Missouri corporation ("LWI") (LaBarge, LSTC, and LWI are referred to both individually and collectively herein as "Borrower") promise, jointly and severally, to pay to the order of NATIONSBANK, N.A. (successor by merger to The Boatmen's National Bank Of St. Louis) ("Lender") the principal sum of ELEVEN MILLION DOLLARS ($11,000,000.00) in accordance with the amortization schedule contained in the Loan Agreement (defined below), plus all interest accrued thereon, on the Maturity Date.

      Borrower further promises to pay interest from the date hereof on the balance of said principal from time to time outstanding at a per annum rate or rates determined pursuant to the Loan Agreement. Upon the occurrence of any Event of Default as defined in the Loan Agreement, or at the option of Lender upon the occurrence of a Default as defined in the Loan Agreement, all outstanding principal and, to the extent permitted by law, accrued interest in respect of this Term Note (this "Note"), and all other amounts owing hereunder shall bear interest, payable on demand, at the Default Rate set forth in the Loan Agreement. In addition, such default rate of interest shall apply after Maturity, whether by acceleration or otherwise. All such interest shall be computed on the basis of a year deemed to consist of 360 days and paid for the actual number of days elapsed. Interest shall be payable on such dates as are provided under the Loan Agreement.

      Both principal and interest are payable in Dollars to Lender at its office at 800 Market Street, St. Louis, Missouri 63101 (Attention: Jeffrey S. Potts).

      This Note is the Term Note referred to in, and is issued under the terms of, and pursuant to the provisions of, that certain Loan Agreement dated as of even date herewith between Lender and Borrower (as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the same meanings as given them in the Loan Agreement.

      This Note is secured by the Collateral described in the Loan Documents, executed from time to time by Borrower in favor of Lender as set forth in the Loan Agreement and reference to the Loan Documents and the Loan Agreement is made for a statement of the rights of the Lender with respect to such Collateral.

      Borrower shall prepay the principal amount of this Note to the extent provided in the Loan Agreement. Borrower may prepay the principal amount of this Note to the extent and upon the conditions provided in the Loan Agreement.

      The date and amount of all disbursements and receipts representing principal and receipts of interest by Lender with respect to the Term Loan shall be recorded by Lender in the records it maintains with respect thereto. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligations of Borrower under this Note to repay the principal amount advanced hereunder together with all interest accruing thereon. Such record as maintained by Lender shall constitute prima facie evidence of the amount outstanding under this Note.

      Reference is made to the Loan Agreement for provisions regarding the acceleration of the maturity hereof on the occurrence of any Event of Default, which provisions are incorporated herein by this reference.

      If Borrower sells, assigns, transfers or conveys all or any part of the Real Property Collateral or any interest therein without the prior written consent of Lender as required by the Loan Agreement, all outstanding principal and accrued interest under this Note shall become immediately due and payable.

      If any payment required under this Note or the Loan Agreement is not made when due, or upon any other Event of Default, Borrower shall pay all costs of collection on this Note, including but not limited to court costs and reasonable attorneys fees and actual expenses of such attorneys, whether or not litigation is commenced, including representation of Lender in connection with any bankruptcy or insolvency proceeding of Borrower.

      Demand for payment, protest, notice of dishonor, and all other notices and demands under this Note and any and all lack of diligence in the enforcement of this Note are hereby waived by all who are or shall become parties to this Note and the same hereby assent to each and every extension or postponement of the time of payment, at or after demand, or other indulgence, and hereby waive any and all notice thereof. Every such party by becoming a party to this Note further waives any and all defenses which such party may have based on suretyship or impairment of collateral with respect to this Note.

      No amendment, modification or waiver of any provision of this Note, nor consent to any departure by Borrower herefrom, shall be effective unless the same shall be in writing signed by an authorized officer of Lender, and then only in the specific instance and for the purpose for which given. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right under this Note preclude any other or further exercise thereof, or the exercise of any other right. Each and every right granted to Lender under this Note or allowed to it at law or in equity shall be deemed cumulative and such remedies may be exercised from time to time concurrently or consecutively at Lender's option.

      All notices required to be given or which may be given in connection with this Note shall be given in the manner required for notices under the Loan Agreement.

      This Note is governed by and shall be interpreted in accordance with the laws of the State of Missouri, without regard to choice of conflict of laws rules.

      This Note is an amendment and restatement of the Term Note from Borrower to The Boatmen's National Bank of St. Louis dated as of June 25, 1996.

                            [SIGNATURE PAGE FOLLOWS]

LABARGE/STC, INC.                         LABARGE WIRELESS, INC.
by its ____________________________       by its ____________________________


___________________________________       ___________________________________


Notice Address:                           Notice Address:
C/O LaBarge, Inc.                         C/O LaBarge, Inc.
9900A Clayton Road                        9900A Clayton Road
St. Louis, MO  63124                      St. Louis, MO  63124
Attn:    William J. Maender               Attn:    William J. Maender
FAX # 812-9438                            FAX # 812-9438
TEL # 997-0800                            TEL # 997-0800

                                          LABARGE WIRELESS, INC.
                                          by its ____________________________


                                          ___________________________________


                                          Notice Address:
                                          LaBarge, Inc.
                                          9900A Clayton Road
                                          St. Louis, MO  63124
                                          Attn:    William J. Maender
                                          FAX # 812-9438
                                          TEL # 997-0800

                                    EXHIBIT C

       ADDITIONS TO THE DISCLOSURE SCHEDULE OF THE ORIGINAL LOAN AGREEMENT

If none listed, there are none.

                         AMENDED AND RESTATED TERM NOTE

$11,000,000.00                                               St. Louis, Missouri
                                                              September 25, 1998

      For value received, LABARGE, INC., a Delaware corporation ("LaBarge"), LABARGE/STC, INC., a Texas Corporation ("LSTC"), and LABARGE WIRELESS, INC., a Missouri corporation ("LWI") (LaBarge, LSTC, and LWI are referred to both individually and collectively herein as "Borrower") promise, jointly and severally, to pay to the order of NATIONSBANK, N.A. (successor by merger to The Boatmen's National Bank Of St. Louis) ("Lender") the principal sum of ELEVEN MILLION DOLLARS ($11,000,000.00) in accordance with the amortization schedule contained in the Loan Agreement (defined below), plus all interest accrued thereon, on the Maturity Date.

      Borrower further promises to pay interest from the date hereof on the balance of said principal from time to time outstanding at a per annum rate or rates determined pursuant to the Loan Agreement. Upon the occurrence of any Event of Default as defined in the Loan Agreement, or at the option of Lender upon the occurrence of a Default as defined in the Loan Agreement, all outstanding principal and, to the extent permitted by law, accrued interest in respect of this Term Note (this "Note"), and all other amounts owing hereunder shall bear interest, payable on demand, at the Default Rate set forth in the Loan Agreement. In addition, such default rate of interest shall apply after Maturity, whether by acceleration or otherwise. All such interest shall be computed on the basis of a year deemed to consist of 360 days and paid for the actual number of days elapsed. Interest shall be payable on such dates as are provided under the Loan Agreement.

      Both principal and interest are payable in Dollars to Lender at its office at 800 Market Street, St. Louis, Missouri 63101 (Attention: Jeffrey S. Potts).

      This Note is the Term Note referred to in, and is issued under the terms of, and pursuant to the provisions of, that certain Loan Agreement dated as of even date herewith between Lender and Borrower (as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the same meanings as given them in the Loan Agreement.

      This Note is secured by the Collateral described in the Loan Documents, executed from time to time by Borrower in favor of Lender as set forth in the Loan Agreement and reference to the Loan Documents and the Loan Agreement is made for a statement of the rights of the Lender with respect to such Collateral.

      Borrower shall prepay the principal amount of this Note to the extent provided in the Loan Agreement. Borrower may prepay the principal amount of this Note to the extent and upon the conditions provided in the Loan Agreement.

      The date and amount of all disbursements and receipts representing principal and receipts of interest by Lender with respect to the Term Loan shall be recorded by Lender in the records it maintains with respect thereto. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligations of Borrower under this Note to repay the principal amount advanced hereunder together with all interest accruing thereon. Such record as maintained by Lender shall constitute prima facie evidence of the amount outstanding under this Note.

      Reference is made to the Loan Agreement for provisions regarding the acceleration of the maturity hereof on the occurrence of any Event of Default, which provisions are incorporated herein by this reference.

      If Borrower sells, assigns, transfers or conveys all or any part of the Real Property Collateral or any interest therein without the prior written consent of Lender as required by the Loan Agreement, all outstanding principal and accrued interest under this Note shall become immediately due and payable.

      If any payment required under this Note or the Loan Agreement is not made when due, or upon any other Event of Default, Borrower shall pay all costs of collection on this Note, including but not limited to court costs and reasonable attorneys fees and actual expenses of such attorneys, whether or not litigation is commenced, including representation of Lender in connection with any bankruptcy or insolvency proceeding of Borrower.

      Demand for payment, protest, notice of dishonor, and all other notices and demands under this Note and any and all lack of diligence in the enforcement of this Note are hereby waived by all who are or shall become parties to this Note and the same hereby assent to each and every extension or postponement of the time of payment, at or after demand, or other indulgence, and hereby waive any and all notice thereof. Every such party by becoming a party to this Note further waives any and all defenses which such party may have based on suretyship or impairment of collateral with respect to this Note.

      No amendment, modification or waiver of any provision of this Note, nor consent to any departure by Borrower herefrom, shall be effective unless the same shall be in writing signed by an authorized officer of Lender, and then only in the specific instance and for the purpose for which given. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right under this Note preclude any other or further exercise thereof, or the exercise of any other right. Each and every right granted to Lender under this Note or allowed to it at law or in equity shall be deemed cumulative and such remedies may be exercised from time to time concurrently or consecutively at Lender's option.

      All notices required to be given or which may be given in connection with this Note shall be given in the manner required for notices under the Loan Agreement.

      This Note is governed by and shall be interpreted in accordance with the laws of the State of Missouri, without regard to choice of conflict of laws rules.

      This Note is an amendment and restatement of the Term Note from Borrower to The Boatmen's National Bank of St. Louis dated as of June 25, 1996.

                            [SIGNATURE PAGE FOLLOWS]

LABARGE/STC, INC.                         LABARGE WIRELESS, INC.
by its VP-Secretary                       by its VP-Secretary

/s/ William J. Maender                    /s/ William J. Maender
-----------------------------------       -----------------------------------


Notice Address:                           Notice Address:
C/O LaBarge, Inc.                         C/O LaBarge, Inc.
9900A Clayton Road                        9900A Clayton Road
St. Louis, MO  63124                      St. Louis, MO  63124
Attn:    William J. Maender               Attn:    William J. Maender
FAX # 812-9438                            FAX # 812-9438
TEL # 997-0800                            TEL # 997-0800


                                          LABARGE WIRELESS, INC.
                                          by its VP - Finance & Secretary

                                          /s/ William J. Maender
                                          -----------------------------------
                                          William J. Maender



                                          Notice Address:
                                          LaBarge, Inc.
                                          9900A Clayton Road
                                          St. Louis, MO  63124
                                          Attn:    William J. Maender
                                          FAX # 812-9438
                                          TEL # 997-0800

                       AMENDED AND RESTATED REVOLVING NOTE

$15,000,000.00                                               St. Louis, Missouri
                                                              September 25, 1998

      For value received, LABARGE, INC., a Delaware corporation ("LaBarge"), LABARGE/STC, INC., a Texas corporation ("LSTC"), and LABARGE WIRELESS, INC., a Missouri corporation ("LWI") (LaBarge, LSTC, and LWI are referred to both individually and collectively herein as "Borrower"), promise, jointly and severally, to pay to the order of NATIONSBANK, N.A. (successor by merger to The Boatmen's National Bank Of St. Louis) ("Lender") the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00) or such lesser aggregate unpaid principal amount as shall be outstanding under this Revolving Note (this "Note"), plus all interest accrued thereon, on the Maturity Date.

      Borrower further promises to pay interest from the date hereof on the balance of said principal from time to time outstanding at a per annum rate or rates determined pursuant to the Loan Agreement (defined below). Upon the occurrence of any Event of Default as defined in the Loan Agreement, or at the option of Lender upon the occurrence of a Default as defined in the Loan Agreement, all outstanding principal and, to the extent permitted by law, accrued interest in respect of this Note and all other amounts owing hereunder shall bear interest, payable on demand, at the Default Rate set forth in the Loan Agreement. In addition, such default rate of interest shall apply after Maturity, whether by acceleration or otherwise. All such interest shall be computed on the basis of a year deemed to consist of 360 days and paid for the actual number of days elapsed. Interest shall be payable on such dates as are provided under the Loan Agreement.

      Both principal and interest are payable in Dollars to Lender at its office at 800 Market Street, St. Louis, Missouri 63101 (Attention: Jeffrey S. Potts).

      This Note is the Revolving Note referred to in, and is issued under the terms of, and pursuant to the provisions of, that certain Loan Agreement dated as of even date herewith, between Lender and Borrower (as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used and not otherwise defined herein shall have the same meanings as given them in the Loan Agreement.

      This Note is secured by the Collateral described in the Loan Documents, executed from time to time by Borrower in favor of Lender as set forth in the Loan Agreement and reference to the Loan Documents and the Loan Agreement is made for a statement of the rights of the Lender with respect to such Collateral.

      Borrower shall prepay the principal amount of this Note to the extent provided in the Loan Agreement. Borrower may prepay the principal amount of this Note to the extent and upon the conditions provided in the Loan Agreement.

      The date and amount of all disbursements and receipts representing principal and receipts of interest by Lender with respect to the Revolving Loan shall be recorded by Lender in the records it maintains with respect thereto. The failure to record, or any error in recording, any of the foregoing shall not, however, affect the obligations of Borrower under this Note to repay the principal amount advanced hereunder together with all interest accruing thereon. Such record as maintained by Lender shall constitute prima facie evidence of the amount outstanding under this Note.

      Reference is made to the Loan Agreement for provisions regarding the acceleration of the maturity hereof on the occurrence of any Event of Default, which provisions are incorporated herein by this reference.

      If Borrower sells, assigns, transfers or conveys all or any part of the Real Property Collateral or any interest therein without the prior written consent of Lender as required by the Loan Agreement, all outstanding principal and accrued interest under this Note shall become immediately due and payable.

      If any payment required under this Note or the Loan Agreement is not made when due, or upon any other Event of Default, Borrower shall pay all costs of collection on this Note, including but not limited to court costs and reasonable attorneys fees and actual expenses of such attorneys, whether or not litigation is commenced, including representation of Lender in connection with any bankruptcy or insolvency proceeding of Borrower.

      Demand for payment, protest, notice of dishonor, and all other notices and demands under this Note and any and all lack of diligence in the enforcement of this Note are hereby waived by all who are or shall become parties to this Note and the same hereby assent to each and every extension or postponement of the time of payment, at or after demand, or other indulgence, and hereby waive any and all notice thereof. Every such party by becoming a party to this Note further waives any and all defenses which such party may have based on suretyship or impairment of collateral with respect to this Note.

      No amendment, modification or waiver of any provision of this Note, nor consent to any departure by Borrower herefrom, shall be effective unless the same shall be in writing signed by an authorized officer of Lender, and then only in the specific instance and for the purpose for which given. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right under this Note preclude any other or further exercise thereof, or the exercise of any other right. Each and every right granted to Lender under this Note or allowed to it at law or in equity shall be deemed cumulative and such remedies may be exercised from time to time concurrently or consecutively at Lender's option.

      All notices required to be given or which may be given in connection with this Note shall be given in the manner required for notices under the Loan Agreement.

      This Note is governed by and shall be interpreted in accordance with the laws of the State of Missouri, without regard to choice or conflict of laws rules.

      This Note is an amendment and restatement of the revolving note from Borrower to The Boatmen's National Bank of St. Louis dated as of June 25, 1996.

                            [SIGNATURE PAGE FOLLOWS]

LABARGE/STC, INC.                         LABARGE WIRELESS, INC.
by its VP-Secretary                       by its VP-Secretary

/s/ William J. Maender                    /s/ William J. Maender
-----------------------------------       -----------------------------------


Notice Address:                           Notice Address:
C/O LaBarge, Inc.                         C/O LaBarge, Inc.
9900A Clayton Road                        9900A Clayton Road
St. Louis, MO  63124                      St. Louis, MO  63124
Attn:    William J. Maender               Attn:    William J. Maender
FAX # 812-9438                            FAX # 812-9438
TEL # 997-0800                            TEL # 997-0800



                                          LABARGE WIRELESS, INC.
                                          by its VP-Finance & Secretary

                                          /s/ William J. Maender
                                          -----------------------------------
                                          William J. Maender



                                          Notice Address:
                                          LaBarge, Inc.
                                          9900A Clayton Road
                                          St. Louis, MO  63124
                                          Attn:    William J. Maender
                                          FAX # 812-9438
                                          TEL # 997-0800



                                        3